BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund
(the “Fund”)
Supplement dated March 8, 2024 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated January 26, 2024, as supplemented to date
As disclosed in the Fund’s Summary Prospectuses, Prospectuses and SAI, the Fund will cease to invest in Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC, as part of a “master/feeder” structure and will instead operate as a stand-alone fund. The effective date of the Fund’s ceasing to invest in the Master Portfolio as part of a “master/feeder” structure has been delayed from March 11, 2024 to the third quarter of 2024.
Shareholders should retain this Supplement for future reference.
PR2SAI‑TR‑0324SUP